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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 15, 2002
                                (Date of Report)

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                               UGI UTILITIES, INC.
             (Exact name of registrant as specified in its charter)


          Pennsylvania                1-1398                   23-1174060
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  (State or other jurisdiction      (Commission              (IRS Employer
         of incorporation)          File Number)          Identification No.)


             100 Kachel Boulevard, Green Hills Corporate Center,
                     Suite 400, Reading, Pennsylvania          19607
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            (Address of principal executive offices)        (Zip Code)

                                 (610) 796-3400
              (Registrant's telephone number, including area code)

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Item 7.      Financial Statements and Exhibits.

       (c)           Exhibits.

       Exhibit 1.1 Form of Distribution Agreement among UGI Utilities, Inc., Credit Suisse First Boston Corporation, Janney Montgomery Scott LLC and First Union Securities, Inc.

       Exhibit 4.1 Forms of floating rate and fixed rate Series C Medium-Term Notes

       Exhibit 4.2 Form of Officers' Certificate establishing series under the Indenture

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UGI UTILITIES, INC.

                                  By:  /s/ ROBERT W. KRICK
                                      ---------------------------------------
                                       Name: Robert W. Krick
                                       Title: Assistant Treasurer



Dated: May 21, 2002